UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2020

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
In connection with the Company’s public securities offering that closed on November 19, 2019, the Company issued Series A Warrants and Series B Warrants (together, the “Warrants”) to purchase shares of the Company’s common stock. The Warrants were issued, and are held, in book-entry form through The Depository Trust & Clearing Corporation (“DTCC”). In May 2020, Yield10 was informed by DTCC and its warrant agent that the exercise price of each Warrant issued in the November 2019 public securities offering had been proportionately adjusted in accordance with the Company's 40:1 reverse stock split completed in January 2020, but that the number of shares issuable upon the exercise of each Warrant had not been proportionately adjusted following the stock split within the records of DTCC. During the three months ended March 31, 2020, a total of 204,796 Warrants were exercised, generating cash proceeds for the Company of $1,638,000. Following a thorough review of the matter and further communications with the warrant agent, DTCC and brokers for certain warrant holders who exercised Warrants in February 2020, we have determined that the numbers of shares of common stock issued upon the exercises in February 2020 and the amount of cash collected for those exercises were in fact correct, but that DTCC’s records did not accurately reflect the number of Warrants remaining in the affected warrant holders’ accounts following the exercises. As of June 9, 2020, the issue has been resolved by adjusting the remaining numbers of Warrants held by the warrant holders following their February 2020 exercises within the records of DTCC. Accordingly, the Company will not be required either to return cash proceeds from these exercises or to require the warrant holders to return any of the common shares issued upon these exercises.  In its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the Company recorded $710,000 within accrued expenses for the portion of the cash proceeds from the February 2020 Warrant exercises that the Company had previously expected to be returned to holders of Warrants. That accrual will be reclassified to equity during the quarter ending June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: June 9, 2020	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President and Chief Executive Officer